UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
January 24, 2020
F5 Networks, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

801 5th Avenue
Seattle	,	WA	98104
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (206) 272-5555
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	FFIV	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On January 24, 2020, F5 Networks, Inc. (“F5 Networks”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the completion of its acquisition of Shape Security, Inc. (“Shape”). This Amendment No. 1 to the Initial Form 8-K amends and supplements the Initial Form 8-K to include financial statements and pro forma financial information permitted to be filed by amendment no later than 71 calendar days after the date that the Initial Form 8-K was required to be filed with the Securities and Exchange Commission.
Table of Contents

Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 9.01	Financial Statements and Exhibits
The following financial statements and pro forma financial information are filed as part of this Current Report on Form 8-K/A:

(a)	Financial Statements of business acquired.
The audited consolidated financial statements of Shape as of and for the years ended January 31, 2019 and December 31, 2017, as well as the accompanying notes and independent auditors’ report are being filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.
The unaudited consolidated financial statements of Shape for the three and nine months ended October 31, 2019 and 2018, as well as the accompanying notes are being filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro forma financial information.
The following unaudited pro forma financial information of F5 Networks and Shape is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference:
Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2019;
Unaudited Pro Forma Condensed Combined Income Statement for the three months ended December 31, 2019;
Unaudited Pro Forma Condensed Combined Income Statement for the year ended September 30, 2019;
Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

99.1	The audited consolidated financial statements of Shape as of and for the years ended January 31, 2019 and December 31, 2017, as well as the accompanying notes and independent auditors’ report.

99.2	The unaudited consolidated financial statements of Shape for the three and nine months ended October 31, 2019 and 2018, as well as the accompanying notes.

99.3	The following unaudited pro forma financial information:

Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2019;

Unaudited Pro Forma Condensed Combined Income Statement for the three months ended December 31, 2019;

Unaudited Pro Forma Condensed Combined Income Statement for the year ended September 30, 2019;

Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F5 NETWORKS, INC. (Registrant)
Date: April 8, 2020	By:	/s/ François Locoh-Donou
François Locoh-Donou
President and Chief Executive Officer